                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                ______________

                                 F O R M  8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 12, 1996


                  The CIT Group Securitization Corporation II

                         The CIT Group Holdings, Inc.
- --------------------------------------------------------------------------------
          (Exact name of each registrant as specified in its charter)



                                   Delaware

                                   Delaware
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                (State or other jurisdiction of incorporation)


       333-07249                                                      22-3328188
                                                                      13-2994534
- --------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                 650 CIT Drive
                         Livingston, New Jersey  07039


                          1211 Avenue of the Americas
                           New York, New York  10036

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             (Address of principal executive offices and zip code)


      Registrants' telephone number, including area code: (201) 740-5000
                                                          (212) 536-1950

                                      N/A

- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c)  Exhibits.

        The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.    Description
- -----------    -----------

   8.2         Opinion of Crowe & Dunlevy, P.C. with respect to tax matters
  23.4         Consent of Crowe & Dunlevy, P.C.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CIT GROUP SECURITIZATION
                                           CORPORATION II


                                    By: /s/ JAMES J. EGAN, JR.
                                        ------------------------
                                    Name: James J. Egan, Jr.
                                    Title: President

                                    THE CIT GROUP HOLDINGS, INC.

                                    By: /S/ ERNEST D. STEIN
                                       ------------------------
                                    Name: Ernest D. Stein
                                    Title: Executive Vice President


Dated:    August 13, 1996